ROYALTY INTEREST REPURCHASE AGREEMENT

THIS AGREEMENT is made as of the 6th day of July, 2003

AMONG:

DYNAMIC OIL & GAS, INC. a British Columbia company with its principal place of business located at 230 – 10991 Shellbridge Way, Richmond, British Columbia V6X 3C6 (the “Purchaser”)

AND:

DONZOIL LTD. a British Columbia company with its principal place of business located at 6377 Crescent Court, Delta, British Columbia V4K 4Y5 (the “Seller”)

AND:

DONALD UMBACH, a businessman having a residence located at 6377 Crescent Court, Delta, British Columbia V4K 4Y5 (the “Shareholder”)

WHEREAS:

A.
The Seller was previously granted certain royalty interests (the “Royalty Interests”) in respect of petroleum substances within, upon or under certain lands in which the Purchaser had an interest under the terms of an Overriding Royalty Agreement dated July 13, 1990 (the “Royalty Agreement”);

B.	The Purchaser has agreed to purchase and the Seller has agreed to sell the Royalty Interests for the price and on the terms stated in this Agreement.

NOW THEREFORE in consideration of the covenants, promises, representations and warranties set forth herein, and for other good and valuable consideration, intending to be legally bound hereby the parties agree as follows:

1.	Definitions.:

	(a)	the following terms shall have the following meanings in this Agreement:

(i) “Closing Date” means July 7, 2003 or such other date as the parties may agree; and

(ii)
“Encumbrances” means any lien, mortgage, charge, hypothec, pledge, security interest, prior assignment, option, warrant, lease, sublease, right to possession, encumbrance, claim, right or restriction which affects, by way of a conflicting ownership interest or otherwise, the right, title or interest in or to the Royalty Interests; and

	(b)	capitalized terms not otherwise defined in this Agreement shall have the meaning assigned in the Royalty Agreement.

2.
Purchase and Sale of Royalty Interests. Upon the terms and subject to the conditions of this Agreement, and in consideration of the Purchase Price, the Seller shall sell, assign, transfer and deliver the Royalty Interests free of Encumbrances to the Purchaser and the Purchaser shall purchase from the Seller and take delivery of the Royalty Interests with effect from the Closing Date.

3.	Purchase Price. The aggregate purchase price for the Royalty Interests shall be Cdn.$2,172,000 (the “Purchase Price”), payable by the Purchaser to the Seller, subject to section 4, through:

	(a)	the issuance of 223,238 common shares of the Purchaser on the Closing Date (the “Shares”) at a deemed price per share of Cdn.$5.25; and

	(b)	the payment to the Seller of Cdn.$1,000,000 on the Closing Date.

4.
Withholding Taxes. The Purchaser shall be entitled to withhold from the Purchase Price those amounts required to be withheld as taxes, governmental charges or assessments, including, but not limited to, all amounts required to be withheld pursuant to the Income Tax Act (Canada), the Canada Pension Plan, the Employment Insurance Act and any other applicable legislation.

5.
Closing. The closing of the purchase and sale of the Royalty Interests and the other transactions contemplated herein (the “Closing”) shall take place at 12:01 a.m. (Vancouver time) on July 7, 2003 at the offices of the Purchaser. At the Closing, the Seller shall deliver to the Purchaser a certificate confirming the representations and warranties contained in section 6 are true and correct on and as if made at Closing. At the Closing, the Purchaser shall deliver the Shares.

6.
Representations and Warranties of the Seller and the Shareholder. As an inducement to the Purchaser to enter into this Agreement and consummate the transactions contemplated hereby, the Seller and the Shareholder jointly and severally represent and warrant to the Purchaser that:

	(a)	the Seller is a corporation duly incorporated under the laws of the jurisdiction of British Columbia and is duly organized, validly subsisting and in good standing under such laws;

(b)
this Agreement has been duly executed and delivered by and constitutes the legal, valid and binding obligations of the Seller, enforceable against it in accordance with its terms. All actions contemplated by the Seller have been duly and validly authorized by all necessary proceedings by the Seller;

	(c)	the sole shareholder of the Seller is the Shareholder;

	(d)	the Seller owns and has good and marketable title to and possession of the Royalty Interests, free and clear of any Encumbrances;

	(e)	no person other than the Purchaser has any agreement, option, right or privilege capable of becoming an agreement for the purchase from the Seller of the Royalty Interests;

	(f)	the execution of this Agreement by the Seller does not and the consummation of the transfer of Royalty Interests will not require any consents or approvals of any third party;

	(g)	the Seller is not in a any way subject or party to any unsatisfied judgments, consent decrees, injunctions, litigation, proceedings, actions or claims which could result in a judgment against the Seller leading to the impairment or loss of the Seller’s title to the Royalty Interests;

(h)
the Seller is not violating, contravening, breaching, or creating a default under any law, statute, regulation, order, judgment, or decree applicable to the Seller by becoming party to this Agreement or performing the provisions hereof;

(i)
the Shareholder is not in a relationship in respect of which a “triggering event” (as defined in Part 5 of the Family Relations Act (British Columbia), or any applicable similar legislation in any other jurisdictions) has occurred;

	(j)	the Shareholder has obtained independent legal advice for himself and for his spouse in connection with the purchase and sale of the Royalty Interests; and

	(k)	the Seller is not a non-resident of Canada within the meaning of section 116 of the Income Tax Act (Canada).

7.
Representations and Warranties of the Purchaser. As an inducement to the Seller to enter into this Agreement and consummate the transactions contemplated hereby, the Purchaser represents and warrants to the Seller that:

	(a)	the Purchaser is a corporation duly incorporated under the laws of the jurisdiction of British Columbia and is duly organized, validly subsisting and in good standing under such laws;

(b)
as at the Closing Date, this Agreement has been duly executed and delivered by and constitutes the legal, valid and binding obligations of the Purchaser, enforceable against it in accordance with its terms. All actions contemplated by the Purchaser have been duly and validly authorized by all necessary proceedings by the Purchaser; and

	(c)	as a the Closing Date, the Shares will be duly and validly authorized, allotted and issued as fully paid and non-assessable.

8.
Conditions of Closing. The Purchaser shall not be obligated to complete the purchase and sale of the Royalty Interests pursuant to this Agreement unless at or before the Closing Date, unless each of the following conditions, which conditions are for the sole benefit of the Purchaser and may be waived in whole or in part by the Purchaser, has been satisfied, and the Seller agrees with the Purchaser to take all such actions, steps and proceedings as necessary to ensure the following conditions are fulfilled at or before the Closing Date:

	(a)	the representations and warranties of the Seller and the Shareholder contained in section 6 shall be true and correct at Closing;

(b)
each of the Seller and the Shareholder shall have performed and complied with all of the terms and conditions in this Agreement on its part to be performed or complied with at or before Closing and shall have executed and delivered or caused to have been executed and delivered to the Purchaser at the Closing all the documents contemplated in this Agreement, tendered in accordance with this Agreement;

	(c)	there shall be no litigation or proceedings:

(i)
pending against the Seller or the Shareholder or involving the assets or properties of the Seller or the Shareholder, for the purpose of enjoining, preventing or restraining the completion of the transactions contemplated hereby or otherwise claiming that such completion is improper; or

		(ii)	pending against the Seller or Shareholder which:

			(A)	in the result, could adversely affect the right of the Purchaser to acquire or retain the Royalty Interests; or

			(B)	in the judgment of the Purchaser, would make the completion of the transactions contemplated by this Agreement inadvisable; and

	(d)	each of the Seller and the Shareholder shall have delivered to the Purchaser an executed release in the form attached as Schedule “A” which:

		(i)	fully discharges and releases the Purchaser from any obligations under the Royalty Agreement; and

		(ii)	fully discharges and releases any Lien arising under the Royalty Agreement;

	(e)	the Seller shall have delivered to the Purchaser a certificate of the President of the Seller attaching:

		(i)	a copy of resolutions of the Board of the Seller approving the purchase and sale under this Agreement; and

(ii)
an incumbency certificate setting out the signatures and positions of the persons who are authorized to sign documents on behalf of the Seller in accordance with the constating documents of the Seller;

	(f)	the Seller shall have delivered to the Purchaser an executed general conveyance agreement in the form attached as Schedule “B”; and

	(g)	the Seller shall have delivered to the Purchaser an executed copy of this Agreement.

9.	Time. Time shall be of the essence of this Agreement.

10.
Further Actions. Each of the Seller, the Purchaser and the Shareholder shall promptly do, execute, deliver or cause to be done, executed and delivered all further acts, documents and things in connection with this Agreement that the other party may reasonably require, for the purposes of giving effect to this Agreement.

11.
Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supercedes all prior negotiations, proposals and agreements, whether oral or written, with respect to the subject matter of this Agreement.

12.	Amendment. No term or provision hereof may be amended except by an instrument in writing signed by all of the parties to this Agreement.

13.	Waiver. Failure by any party hereto to insist in any instance upon the strict performance of any one of the covenants contained herein will not be construed as a waiver or relinquishment of such covenant. No waiver by any party hereto of any such covenant will be deemed to have been made unless expressed in writing and signed by the waiving party.

14.
Severability. The unlawfulness or invalidity of any provision in this Agreement or of any covenant herein contained on the part of any party will not affect the validity or enforceability of any other provision or covenant hereof or herein contained and may be individually severed herefrom.

15.
Successors and Assigns. This Agreement will enure to the benefit of and be binding upon the parties hereto, their permitted assigns and their personal representatives, administrators, heirs and successors.

16.
Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable in that Province and shall be treated in all respect as a British Columbia contract.

17.
Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF the parties have executed this Agreement.

DYNAMIC OIL & GAS, INC.
Per:
(Authorized Signatory)

DONZOIL LTD.
Per:
(Authorized Signatory)

Signed, Sealed and Delivered by DONALD	)
UMBACH:	)
)
In the presence of:	)
)
)
Witness (Signature))		Donald Umbach	(seal)
)
)
Name (Please print))

SCHEDULE A - RELEASE

[ATTACHED]

RELEASE

The undersigned, DONZOIL LTD., in consideration of payments made to me under a Royalty Interest Repurchase Agreement dated as of the date hereof among Donzoil Ltd., Donald Umbach and Dynamic Oil & Gas, Inc. (the “Company”) hereby releases and forever discharges the Company, its subsidiaries and affiliates, their directors, officers, employees, agents, successors, executors, estates, assigns and representatives, of and from all manner of actions, causes of action, suits, debts, accounts, convenants, contracts, liabilities, expenses, claims and demands of every nature and kind whatsoever which it has had, now have or which any affiliates, associates, agents, successors, personal representatives, assigns or administrators or any of them, hereafter can, shall or may have against the Company, its subsidiaries and affiliates, their directors, officers, employees, agents, successors, executors, estates, assigns and representatives, for or by reason of any cause, matter or thing whatsoever in connection with certain royalty interests (the “Royalty Interests”) in respect of petroleum substances within, upon or under certain lands in which the Company had an interest, including, without limitation, any and all liens, charges, security interests, obligations, liabilities, arrangements and payments under the Overriding Royalty Agreement dated as of July 13, 1990 between Donzoil Ltd. and the Company.

The undersigned, DONZOIL LTD. also hereby acknowledges and warrants that it has had an opportunity to consult and obtain advice from its own solicitors before entering into this Release.

IN WITNESS WHEREOF the undersigned has hereunto set his hand and seal this 6th day of July, 2003.

DONZOIL LTD.

Per:
(Authorized Signatory)

RELEASE

I, DONALD UMBACH, in consideration of payments made to me under a Royalty Interest Repurchase Agreement dated as of the date hereof among Donzoil Ltd., Donald Umbach and Dynamic Oil & Gas, Inc. (the “Company”) hereby release and forever discharge the Company, its subsidiaries and affiliates, their directors, officers, employees, agents, successors, executors, estates, assigns and representatives, of and from all manner of actions, causes of action, suits, debts, accounts, convenants, contracts, liabilities, expenses, claims and demands of every nature and kind whatsoever which I have had, now have or which any affiliates, associates, agents, successors, personal representatives, assigns or administrators or any of them, hereafter can, shall or may have against the Company, its subsidiaries and affiliates, their directors, officers, employees, agents, successors, executors, estates, assigns and representatives, for or by reason of any cause, matter or thing whatsoever in connection with certain royalty interests (the “Royalty Interests”) in respect of petroleum substances within, upon or under certain lands in which the Company had an interest, including, without limitation, any and all liens, charges, security interests, obligations, liabilities, arrangements and payments under the Overriding Royalty Agreement dated as of August 31, 1990 between Donzoil Ltd. and the Company.

I, DONALD UMBACH also hereby acknowledge and warrant that I have had an opportunity to consult and obtain advice from my own solicitors before entering into this Release and I have read this Release and know the contents and fully understand them.

IN WITNESS WHEREOF the undersigned has hereunto set his hand and seal this 6th day of July, 2003.

Signed, Sealed and Delivered by DONALD	)
UMBACH:	)
)
In the presence of:	)
)
)
Witness (Signature))		Donald Umbach	(seal)
)
)
Name (Please print))

SCHEDULE B - CONVEYANCE

[ATTACHED]

GENERAL CONVEYANCE AND ASSUMPTION OF LIABILITIES AGREEMENT
(Section 8(f))

This General Conveyance Agreement (“this Conveyance”) dated July 6, 2003 is made

B E T W E E N

DONZOIL LTD. (the “Seller”)

- and -

DYNAMIC OIL & GAS, INC. (the “Purchaser”)

                         WHEREAS pursuant to a royalty interest repurchase agreement made between the Seller, the Purchaser and Donald Umbach dated July 6, 2003 (the “Agreement”), the Seller has agreed to sell to the Purchaser and the Purchaser has agreed to purchase from the Seller certain royalty interests, all on the terms and conditions more particularly set out therein;

                         THIS CONVEYANCE WITNESSES that in pursuance of the Agreement and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties, the parties agree as follows:

1.                        Unless otherwise stated, the terms used in this Conveyance have the meanings given to them in the Agreement.

2.                        The Seller hereby absolutely and irrevocably grants, bargains, sells, assigns, transfers, conveys and sets over the Royalty Interests, with effect as of July 7, 2003, together with all the Seller’s right, title, interest, property, claim and demand in and to the Royalty Interests, to the Purchaser, its successors and assigns, to have and to hold the said Royalty Interests and all such right, title, interest, property, claim and demand unto and to the use of the Purchaser, its successors and assigns.

3.                         The Seller covenants, represents and warrants as follows:

(a)
The Seller is now rightfully and absolutely possessed of and entitled to the Royalty Interests and every part thereof, and the Seller now has good right to transfer and assign the same to the Purchaser, and the Purchaser shall and may immediately upon the execution and delivery of this Conveyance have possession of and may from time to time and at all times hereafter peaceably and quietly have, hold, possess and enjoy the Royalty Interests and every part thereof to and for its own use and benefit without any manner of hindrance, interruption, molestation, claim or demand of, from or by the Seller or any other Person and free and clear and absolutely released and discharged from and against all former and other bargains, sales, gifts, grants and Encumbrances.

(b)
The Seller will from time to time and at all times hereafter, upon every reasonable request of the Purchaser, make, do and execute or cause and procure to be made, done and executed all such further acts, deeds or assurances as may be reasonably required by the Purchaser to give effect to this Conveyance, whether for more effectually and completely vesting in the Purchaser the Royalty Interests or for the purpose of registration or otherwise.

(c)
In any instance where the Seller has not complied with the provisions of Section 3(b) hereof, the Seller on behalf of itself and its successors hereby irrevocably appoints any Director for the time being of the Purchaser as the true and lawful attorney of the Seller to do, sign and execute all acts, deeds, assurances and other instruments which in the discretion of the said attorney may be necessary, desirable or expedient for the purpose of vesting in the Purchaser the Royalty Interests. Such power of attorney, being coupled with an interest, shall not be revoked by the dissolution of the Seller and may be exercised in the name and on behalf of the Purchaser.

4.                         This Conveyance is delivered pursuant to, and is subject to all of the terms and conditions contained in, the Agreement. In the event of any inconsistency between the provisions of this Conveyance and the provisions of the Agreement, the provisions of the Agreement shall prevail.

5.                         This Conveyance shall be governed by and construed in accordance with the laws of the province of British Columbia and the laws of Canada applicable therein. This Conveyance shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

                            IN WITNESS WHEREOF the parties have executed this Conveyance.

DYNAMIC OIL & GAS, INC.

Per:	“David Jennings”
(Authorized Signatory)

DONZOIL LTD.

Per:	“Donald Umbach”
(Authorized Signatory)